Exhibit 99.1Exhibit 99.1

• • •• • •

• • • • • • •• • • • • • •

+$1.0B +$1.4B +$0.9B+$1.0B +$1.4B +$0.9B

+$0.9B +$0.3B +$0.5B +$1.4B +$0.3B +$1.0B+$0.9B +$0.3B +$0.5B +$1.4B +$0.3B +$1.0B

APPROX. ~49M APPROX. APPROX. 49M 107M 128M APPROX. 225K APPROX. ~49M APPROX. APPROX. 49M 107M 128M APPROX. 225K

APPROX. $4,200APPROX. $4,200

• • • • •• • • • •

54% 10%54% 10%

1 $1.5B1 $1.5B

• • • •• • • •

• • • •• • • •

• • • • • • • • • • • •• • • • • • • • • • • •

• • • •• • • •

2001 Great recession recession2001 Great recession recession

•• • • • • • ••• • • • • • •

340K 71M 177K 5.7% 4.1% 4.1% 106K 122K 23M340K 71M 177K 5.7% 4.1% 4.1% 106K 122K 23M

• • •• • •

•• • • • • • ••• • • • • • •

• • • •• • • •

• • • • • •• • • • • •

1. All figures ASC 605 2. Represents contract sales from fee-for-service properties on which we earn commissions and brand fees. 3. Includes adjustments for revenue recognition, including percentage-of-completion deferrals and amounts in rescission, and sales incentives, as well as adjustments related to granting credit to customers for their existing ownership when upgrading into fee-for-service projects. Disclaimer: Past performance does not necessarily predict future results1. All figures ASC 605 2. Represents contract sales from fee-for-service properties on which we earn commissions and brand fees. 3. Includes adjustments for revenue recognition, including percentage-of-completion deferrals and amounts in rescission, and sales incentives, as well as adjustments related to granting credit to customers for their existing ownership when upgrading into fee-for-service projects. Disclaimer: Past performance does not necessarily predict future results

Exhibit 99.1



2018 INVESTOR DAY

DECEMBER 4, 2018

HILTON
GRAND VACATIONS



AGENDA

8:00 AM	|	Welcome
8:15 AM	|	Small group tours
9:15 AM	|	HGV strategy discussion & highlight reel
11:30 AM	|	Lunch with ELT
12:30 PM	|	Capital allocation & guidance
1:15 PM	|	Q&A session
2:00 PM	|	Closing remarks

HILTON GRAND VACATIONS

DISCLAIMER

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws (including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. These forward-looking statements are based on management's beliefs, expectations and assumptions and information currently available to management, and are subject to risks and uncertainties. Actual results could differ materially from those expressed in forward-looking statements because of factors such as: inherent business, financial and operating risks of the timeshare industry; adverse economic or market conditions that may affect the purchasing and vacationing decisions of consumers or otherwise harm our business; intense competition in the timeshare industry, which could lead to lower revenue or operating margins; the termination of material fee-for-service agreements with third parties; the ability of the Company to manage risks associated with our international activities, including complying with laws and regulations affecting our international operations; exposure to increased economic and operational uncertainties from expanding global operations, including the effects of foreign currency exchange; potential liability under anti-corruption and other laws resulting from our global operations; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits and that may have an adverse effect on our business; our dependence on development activities to secure inventory; cyber-attacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position; disclosure of personal data that could cause liability and harm to our reputation; abuse of our advertising or social platforms that may harm our reputation or user engagement; outages, data losses, and disruptions of our online services; claims against us that may result in adverse outcomes in legal disputes; risks associated with our debt agreements and instruments, including variable interest rates, operating and financial restrictions, and our ability to borrow additional money or service our indebtedness; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions that may disrupt our business. In addition, there may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business and financial results.

Accordingly, you should not put undue reliance on any such forward-looking statements. For more information about these risks and uncertainties, as well as other potential factors that could affect our business and financial results, please refer to the "*Risk Factors*" and "*Management's Discussion and Analysis of Financial Condition and Results of Operations*" sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and those described from time to time in our future SEC filings.

Non-GAAP Financial Measures

This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles ("GAAP"), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest ("VPG"), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Return on Invested Capital ("ROIC"). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

We derived the non-GAAP financial measures from the following sources:

- Audited consolidated statements of operations for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2017, 2016, 2015 and 2014 – Prior to our spin-off from our former parent, Hilton Worldwide ("Hilton"), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented;

- Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and

- All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton's financial statements, do not reflect allocations from Hilton and were unaudited.

We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See "*Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management*" and "*—Results of Operations*" sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to "Forward Looking Non-GAAP Financial Measures" below.

Forward-Looking Non-GAAP Financial Measures

In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Disclaimer

This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction.

We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company's expectations, or otherwise, except as required by law.

All information in this presentation is as of October 31, 2018.


OPENING REMARKS
© 2018 Hilton Grand Vacations Inc. Proprietary


EVOLUTION
CIROC ULTRA PREMIUM VODKA
PRISCILLA
SUITES

WE DELIVER CONSISTENTLY GREAT VACATIONS FOR A LIFETIME


Hilton Grand Vacations Inc. Proprietary

INTRODUCTIONS



Mark Wang
President, CEO, Director



Sherri Silver
EVP, CMO



Stan Soroka
EVP, CCO



Dan Mathewes
EVP, CFO



Allen Klingsick
SVP, CAO



Erin Day
VP, Finance



Robert LaFleur
VP, Head of IR



Gordon Gurnik
EVP, COO



Barbara Hollkamp
EVP, CHRO



Charles Corbin
EVP, General Counsel & CDO



Dennis DeLorenzo
EVP, CSO

HILTON GRAND VACATIONS

INNOVATION IN THE TIME SHARE INDUSTRY



SPACIOUS, HIGH-QUALITY UNITS



THE TIME SHARE SALES MODEL HAS EVOLVED


Where do you like to go on vacation?
Where do you like to stay on vacation?
What do you like to do on vacation?
Why do you take vacations?

TOP TIMESHARE COMPANIES ARE PARTNERING WITH LEADING HOTEL BRANDS, CREATING TRUST, CREDIBILITY, AND CONSISTENCY

Hilton

Waldorf Astoria Hotels & Resorts | Conrad Hotels & Resorts | Canopy by Hilton | Hilton Hotels & Resorts | Curio A Collection by Hilton | DoubleTree by Hilton | Tapestry Collection by Hilton | Embassy Suites by Hilton | Hilton Garden Inn | Hampton by Hilton | Tru by Hilton | Homewood Suites by Hilton | Home2 Suites by Hilton | Hilton Grand Vacations

Hilton Honors

TIMESHARE IS HEALTHY AND GROWING


U.S. timeshare contract sales ($B)
10
9
8
7
0
CAGR +5%
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: State of Timeshare, AIF

HILTON GRAND VACATIONS

TODAY'S TIMESHARE IS ABOUT FLEXIBLE VACATION OPTIONS









ONE OF THE FASTEST GROWING TRAVEL LEISURE CATEGORIES


% sales growth since 2010[1]
56%
50%
46%
23%
14%
Cruise
Timeshare
Hotel
Spas
Casinos

Source: Census data, Euromonitor reports
1. Euromonitor Passport data for all categories except hotel (Statista) and timeshare (Timeshare Authority)

HILTON GRAND VACATIONS

DESPITE CONTINUED GROWTH, PENETRATION REMAINS LOW

APPROX.
$6K
annual leisure travel spend per household[1]

APPROX.
17%
growth in leisure spend over last 5 years[2]

APPROX.
7%
timeshare penetration of US market

APPROX.
2%
branded timeshare penetration of US market

Source: Euromonitor reports, AIF Timeshare report
1. 2017 domestic and outbound leisure expenditure 2.. 2012-2017 leisure spend. Real prices

HILTON GRAND VACATIONS


Hilton Grand Vacations
ELARA
WELCOME































AGENDA: WHAT WE WILL COVER TODAY

1. We have a winning net owner growth driven demand strategy in a great industry
2. We manage for strong returns through our unique capital efficient inventory strategy
3. Our model is resilient and proven through market cycles
4. We will take a dynamic approach to allocating capital to maximize returns

HILTON GRAND VACATIONS

KEY TAKEAWAYS FROM OUR PRESENTATION TODAY

- Consistent and proven net owner growth driven strategy
- Sustainable and predictable future growth from a disciplined focus on the embedded value of our owner base
- Differentiated demand generation with market-leading topline growth and margins
- Most global and diverse owner base in the industry with unique success in Japan
- Balanced strong EBITDA growth with 25%[1] + ROIC and capital efficient mix
- Most resilient and proven model in the industry tested through market cycles
- Dynamic capital allocation strategy to grow our business and deliver value to our shareholders

1. Midpoint ROIC target

HILTON GRAND VACATIONS

OUR NET OWNER GROWTH (NOG) DRIVEN STRATEGY



NOG IS A SIMPLE, YET POWERFUL CONCEPT THAT IS THE CORE OF OUR STRATEGY

ADD new owners + **RETAIN** existing owners = Net Owner **GROWTH**

Create demand

Deliver exceptional vacation experiences

NOG is the y-o-y % change in members

HILTON GRAND VACATIONS

NOG CREATES THE MOST VALUE FOR SHAREHOLDERS OVER THE LONG-TERM

Each new HGV owner is a source of **highly predictable recurring EBITDA**

Our net owner growth **increases the total embedded value in the business** year after year

We **realize substantial value in near-term** due to faster upgrade cycles

We **replenish and expand the embedded value** by constantly adding net new owners

HILTON GRAND VACATIONS

NEW OWNERS GENERATE REVENUE ACROSS ALL FOUR BUSINESS SEGMENTS


32%
Real Estate


71%
Financing


73%
Club & Resort Mgmt.


32%
Rental & Ancillary

% Business line margin

Note: % represents 2017 margin for line of business

HILTON GRAND VACATIONS

THREE REVENUE STREAMS ARE HIGHLY PREDICTABLE AND/OR CONTRACTUAL, ACTING AS EMBEDDED SOURCES OF VALUE

Real Estate

For every $1 of initial real estate purchase an owner makes, they make, on average, an additional $1.10

Financing

65% of customers finance their real estate purchase, typically a 10-year, approximately 12% fixed rate secured loan

Club & Resort Mgmt.

2017 Average club and resort mgmt. revenue per member was $548

Rental & Ancillary

HILTON GRAND VACATIONS

Note: $1.10 for every $1 of initial real estate sales is within 20 years of ownership; Source: 2017 Internal HGV data

EMBEDDED VALUE OF OWNER BASE

Note: Ten year cumulative margin, not discounted


+$1.0B
+$1.4B
+$0.9B

Total: $3.3B

EOY 2017

FINANCING
Margin from existing loans and upgrades from our current owners

REAL ESTATE
Margin from our current owners upgrading

CLUB AND RESORT MGMT.
Margin from our current owners

Note: Embedded value considers total expected nominal margin over 10 year period, not discounted. Does not account for license fees, taxes, perpetuity of club dues, assumes current cost of securitization; Source: HGV internal data

HILTON GRAND VACATIONS

THE FIRST WAY TO GROW EMBEDDED VALUE IS TO GROW THE TOTAL NUMBER OF OWNERS, WHICH WE HAVE DONE…


Grow the total number of owners
HGV owners
300,000
200,000
100,000
0
CAGR +14%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: HGV internal data

HILTON GRAND VACATIONS

...THE SECOND WAY TO GROW EMBEDDED VALUE IS TO GROW SALES TO EACH OWNER, WHICH WE HAVE ALSO DONE

Grow sales to each owner

Sales to existing owners / owner base ($ / owner)



2,500
2,000
1,500
1,000
500
0
CAGR
+10%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: HGV internal data

WE ALSO HAVE THE HIGHEST RELATIVE SALES TO OUR CURRENT OWNER BASE

2017 owned sales / member ($M)


$2,415
$1,546
$1,325
$1,419

	HILTON GRAND VACATIONS	WYN	MARRIOTT VACATIONS WORLDWIDE	bluegreenvacations
2017 sales to existing owners	$650M	$1,372M	$530M	$302M
Members	269K	887K	400K	213K

HILTON GRAND VACATIONS

Source: 2017 10K filings, uses members at start of 2017 except BXG which uses 2018 members due to data availability

WE HAVE INCREASED THE EMBEDDED VALUE OF OUR OWNER BASE BY ~3X (11% CAGR) SINCE 2007

Embedded value of HGV owner base, EOY 2007: $1.1B


+$0.3B
+$0.5B
+$0.3B

FINANCING	$0.3B
REAL ESTATE	$0.5B
CLUB AND RESORT MGMT.	$0.3B

Embedded value of HGV owner base, EOY 2017: $3.3B


+$0.9B
+$1.4B
+$1.0B

FINANCING	$0.9B
REAL ESTATE	$1.4B
CLUB AND RESORT MGMT.	$1.0B

Note: Embedded value considers total expected nominal margin over 10 year period, not discounted; 2007 estimates uses 2007 upgrade rates, 2007 financing book, and 2007 per member club & resort mgmt. margin; Source: HGV internal data

HILTON GRAND VACATIONS

DEEP DIVE | WE HAVE TRACKED OWNER UPGRADES FOR OVER 20 YEARS, AND THEY ARE HIGHLY PREDICTABLE


% of owners with additional purchase
Each line represents how likely an owner is to upgrade after X years of ownership based on when they first purchased with HGV
50%
40%
30%
20%
10%
0%
5
10
15
20
25
Years of ownership
Year first purchased
2017
2016
2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
1997
1996
1995
1994

HILTON GRAND VACATIONS

1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials.

DEEP DIVE | UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN


% of owners with additional purchase
50%
40%
30%
20%
10%
0%
5
10
15
20
25
Years of ownership
30% of our new owners make an additional purchase in 3 years
Existing owners are upgrading 5x quicker than the 90s1
Year first purchased
2012 - 2017
2007 - 2011
2002 - 2006
1997 - 2001
1994-1996

1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials.

HILTON GRAND VACATIONS

WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS

Embedded value of owner base ($M)
(Rounded to nearest $100M)


3,300
900
1,000
1,400
-400
600
3,500
1,000
1,100
1,400
Finance
Club and Resort
Real Estate
2017 Embedded value
Embedded value realized in 2018
NOG Embedded value added in 2018
2018 Embedded value

HILTON GRAND VACATIONS

THREE SCENARIOS ILLUSTRATE THE LONG TERM VALUE OF NOG

HGV Strategy	**5-7%** NOG	**50%** Sales to owners	**Strong net owner growth and a balanced mix**
	0% NOG	**50%** Sales to owners	**No net owner growth and a balanced mix**
	0% NOG	**70%** Sales to owners	**No net owner growth and owner heavy mix**

HILTON GRAND VACATIONS

OUR STRATEGY GROWS EMBEDDED VALUE FOR THE LONG-TERM…

For illustrative purposes only

Embedded value of owner base, net of annual realized value ($B)



5
4
3
2
1
0
2017
Current
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
7%
5%
5-7% NOG 50% of sales to owners
HGV STRATEGY
0% NOG 50% of sales to owners
0% NOG 70% of sales to owners

Source: HGV internal data.

...AND ALLOWS US TO DIFFERENTIALLY DRIVE HIGH MARGIN CLUB & RESORT MANAGEMENT REVENUE


Club & Resort mgmt. revenue ($M)
Revenue[1]
EBITDA
$300
$0
CAGR APPROX. 5-7%
5-7% NOG
50% of sales to owners
HGV STRATEGY
$300
$0
CAGR APPROX. 0.5%
0% NOG
50% of sales to owners
$300
$0
CAGR APPROX. 1%
0% NOG
70% of sales to owners
2017
Current
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10

HILTON GRAND VACATIONS

1. Estimates revenue & EBITDA from HGV owners based on membership growth; uses 2017 HGV operating metrics (tours, conversion, avg. price point, owner base, etc.) with NOG and sales mix as model drivers

NOG AND BALANCED MIX CREATES SUSTAINABLE GROWTH

Scenarios	Impact on margin and embedded value	
5-7% NOG 50% of sales to owners HGV STRATEGY	**32%** Overall real estate margin	**Consistent growth** Owner base is growing and predictable
0% NOG 50% of sales to owners	**32%** Overall real estate margin	**No growth** Owner base is flat, but stable
0% NOG 70% of sales to owners	**36%** Overall real estate margin	**Decreasing** 20 years until owner base is nearly exhausted[1]

1. New owner supply considered nearly exhausted when >80% of owner base has already upgraded; uses 2017 HGV operating metrics (tours, conversion, avg. price point, owner base, etc.) with NOG and sales mix as model drivers; Note: margin calculated on revenue

HILTON
GRAND VACATIONS

OUR NOG STRATEGY HAS PAID OFF WITH INDUSTRY LEADING GROWTH OVER THE PAST DECADE

	NOG CAGR ('07-'17)		Revenue CAGR ('07-'17)
HILTON GRAND VACATIONS	**9%**	>	**10%**
MARRIOTT VACATIONS WORLDWIDE	1%	>	-2%
WYN	1%	>	2%
bluegreenvacations share happiness	4%	>	0%

Source: 10Ks, Internal HGV data

HILTON GRAND VACATIONS

GENERATED STABLE EBITDA GROWTH OVER THE PAST EIGHT YEARS

Adjusted EBITDA ($M)

ASC 605, Percent of completion (POC)



500
400
300
200
0
CAGR +11%
213
260
299
338
360
390
395
437
2016 – 2017 flat due to G&A buildout
2011
2012
2013
2014
2015
2016
2017
2018E[1]

1. ASC606 Adjusted EBITDA is $504M

HILTON GRAND VACATIONS

WE COMBINE THE FASTEST NOG GROWTH IN THE INDUSTRY WITH THE BEST MARGIN PROFILE

2017 Adjusted EBITDA margin (%)


23%
22%
19%
16%

HILTON GRAND VACATIONS | bluegreen vacations share happiness | WYN D | MARRIOTT VACATIONS WORLDWIDE

Source: 10k filings; Adjusted EBITDA/Total Revenues


HOW WILL WE
CONTINUE TO DRIVE
NET OWNER GROWTH
IN THE FUTURE?

NOG IS A POWERFUL, SELF-REINFORCING CYCLE THAT FUELS SUSTAINABLE GROWTH


Tour demand generation
New owners
Strategic Inventory expansion
Growing customer value prop
NOG VALUE CREATION CYCLE

HILTON GRAND VACATIONS

WE ARE DIFFERENTIATED AT EVERY STEP OF THE NOG CYCLE

Powerful **Hilton Partnership**

Innovation and predictability in tour sourcing

Early investments in **digital**

More options with an ever-expanding footprint

Club & resort management that provides quality, consistency, and flexibility

Lifecycle engagement supported by digital investments



Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Growing customer value prop

Strong **new customer mix and highest VPG** (volume per guest) in the industry

State-of-the-art sales centers and processes

Diverse owner base with unique presence in Japan

Mix of unique deal structures allows acquisition of right inventory to support NOG

Curated footprint in strong tourism markets to further drive tour demand

HILTON GRAND VACATIONS

INDUSTRY LEADING TOUR GENERATION


Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Growing customer value prop

Our differentiation

- We have a powerful and exclusive relationship with Hilton, the world's most valuable hotel brand
- We have multiple sourcing channels, and ~70% of new buyer tours are booked in advance, creating predictability
- We are investing in leveraging data and digital for continued growth

HILTON GRAND VACATIONS

OUR RELATIONSHIP WITH HILTON PROVIDES US WITH THREE KEY MARKETING BENEFITS THAT WE FULLY LEVERAGE

Hilton is the world's **most valuable hotel brand**[1]

TRUST

ACCESS

DATA

1. Brand Finance Hotels 50 2018 report

HILTON GRAND VACATIONS

TRUST | THE HILTON BRAND IS A SIGNIFICANT INFLUENCER WHEN CONSIDERING AND PURCHASING HGV VACATION OWNERSHIP

"Why did you consider purchasing a timeshare with HGV?"

- "I was offered a tour package"
- "The properties were in places I wanted to visit"
- **"I trusted the brand"**

Why HGV?

"Why did you purchase a timeshare with HGV?"

- "I liked the amenities"
- **"I trusted the brand"**
- "It had great destinations"

"Why did you consider purchasing a vacation ownership / timeshare with HGV? Please select all that apply"; "Why did you purchase a property with HGV? Please select all that apply"
Source: 2018 Timeshare study, representative sample (N=254);

HILTON GRAND VACATIONS

ACCESS | WE SOURCE TOURS FROM THE FASTEST ORGANIC GROWTH LOYALTY PROGRAM IN THE WORLD


Hilton Honors Members (M)
100
80
60
40
20
0
+16%
+19%
25
30
34
40
44
50
59
71
78
100
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Hilton HONORS
16%
Annual growth

WYNDHAM REWARDS
13%
Annual growth

Marriott REWARDS
10%
Annual growth[1]

Note: CAGR 2010-2017 and 2017-2019 shown 1. Standalone pre-merger acquisition of Starwood: CAGR 2010-2015.
Source: Company investor reports

HILTON GRAND VACATIONS

ACCESS | HILTON HAS A WIDE DIGITAL REACH, EXPANSIVE FOOTPRINT, AND LARGE AND GROWING HONORS DATABASE

~250M — **Unique website visits per year** and one of the highest rated hospitality apps, downloaded every 8 seconds[1]

~5.4K — **Locations** around the world across **106 countries**[1]

~80M — **Hilton Honors members** and growing, to 100M by 2019 summer[2]

1. Hilton 2017 Investor Report ; 2. Q2 2018 Hilton Earnings Call

DATA | MULTIPLE DATA SOURCES ENHANCE OUR TARGETING CAPABILITIES


Hilton stay data
3rd party data
We source data from Hilton and non-Hilton channels across multiple sources
Hilton Honors database
Other (surveys, owner feedback, etc.)
HGV data

HILTON GRAND VACATIONS

WE USE TRAVEL INCENTIVES TO CREATE A STEADY FLOW OF PROSPECTS FOR FACE TO FACE SALES PRESENTATIONS


to Hawaii

Future mini-vacations

Hilton reservations call transfer

Telemarketing/email marketing/digital

Hilton hotels



Same trip sales presentations

HGV resorts

Hilton locations near sales centers

Offsite booths: Japan and Hawaiian village

HILTON GRAND VACATIONS

EXAMPLE | HEALTHY TOUR FLOW

WE EXPECT TO CONDUCT ALMOST 30K TOURS NEXT YEAR IN NEW YORK



OUR ABILITY TO SOURCE NEW BUYER TOURS IN ADVANCE FROM HILTON AND OTHER CHANNELS DRIVES PREDICTABLE DEMAND

Distribution of tour sources in past three years


30%
70%
30%
70%
29%
71%
2015
2016
2017
Same trip tours
Tours booked in advance

Source: Hilton Internal Data; Note: same day tours include IPC, OPC and onsite bookings

WE HAVE USED OUR CHANNELS TO DRIVE STRONG TOUR GROWTH


Tours (000s)
400
300
200
100
0
CAGR
+9%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018E

HILTON GRAND VACATIONS

Source: Hilton Internal Data

WE STILL HAVE SIGNIFICANT GROWTH OPPORTUNITIES


APPROX.
128M
households in America
APPROX.
107M
from age 25-74
APPROX.
49M
$75K+ Household income
APPROX.
225K
HGV owners in the US
0.5%
penetration in targeted US market[1]

Source: 2017 US census data
1. Assumes one HGV owner per household

HILTON GRAND VACATIONS

WE WILL FOCUS ON THREE AREAS TO CONTINUE TO EXPAND TOUR FLOW

More sophisticated, frequent, and targeted marketing

Increase the markets we have access to as we grow inventory and sales centers



New Hilton channels (digital and physical)

NEW OWNERS ARE THE START OF A LONG AND PROFITABLE RELATIONSHIP WITH HGV


Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Growing customer value prop

Our differentiation

- Highest VPG in industry, and strong new owner mix with 49% of our sales from new owners[1]
- Unique personalized sales process and innovative, next generation sales centers
- Owner base that is globally diverse and continually growing

1. 49% from 2017 contract sales;

HALF OF OUR SALES ARE TO NEW CUSTOMERS, AND WE HAVE THE HIGHEST VPG IN THE INDUSTRY

2017 Volume Per Guest

HILTON GRAND VACATIONS	**$3,657** 49% OF SALES TO NEW CUSTOMERS
MARRIOTT VACATIONS WORLDWIDE	**$3,565** 34% OF SALES TO NEW CUSTOMERS
bluegreen vacations share happiness	**$2,479** 50% OF SALES TO NEW CUSTOMERS
WYN·D	**$2,345** 36% OF SALES TO NEW CUSTOMERS

APPROX.
$4,200

Effective VPG if we sold 35% of sales to new customers

Source: 2017 10K filings.

INVESTED AHEAD OF THE INDUSTRY TO BUILD INNOVATIVE, NEXT GENERATION SALES CENTERS


BOOK A TICKET TO EXPLORE THE WORLD AND AWAKEN YOUR SOUL.
HAVE YOURSELF A GRAND ADVENTURE ON THE HIGH SEAS



SIGNIFICANT ENHANCEMENTS TO TRANSFORM THE CUSTOMER TOUR JOURNEY


WE WORK EVERY DAY
TO FILL THE EARTH WITH
THE LIGHT AND WARMTH
OF HOSPITALITY. WE DELIVER
EXCEPTIONAL EXPERIENCES
AT EVERY HOTEL, TO EVERY
GUEST, EVERY TIME.

SMARTER SALES, BETTER GUEST EXPERIENCE AND IMPROVED CONVERSION


Hilton Grand Vacations
EXIT
3M

OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING



350
300
250
200
150
100
Owners (000s)
2011
2012
2013
2014
2015
2016
2017



5%

OTHER INT'L OWNERS
(PRIMARILY WESTERN EUROPE AND CANADA)



20%

JAPANESE OWNERS
8% NOG



75%

U.S. OWNERS
7% NOG

THE US OWNER BASE IS FINANCIALLY STRONG…

75%
U.S. OWNERS

20% of US millennials plan to spend more on travel in coming year[1]

55
AVG. OWNER AGE[2]

92%
HOMEOWNERS[2]

18%
OF NEW OWNERS ARE MILLENNIALS[2]

64%
COLLEGE EDUCATED[2]

~$150K
AVERAGE INCOME[3]

743
FICO

Source: 1. BCG Bernstein Consumer Summit Survey, 2017, N=4,045
2. Merkle data, 2017;
3. HGV US timeshare survey, current HGV owners, n=204; average income is calculated using midpoint of range options provided in survey.

HILTON GRAND VACATIONS

…AND WE HAVE UNIQUE STRENGTH IN JAPAN

20%
JAPAN

Growing, upper income owner base

~60K
OWNERS

~JP¥13M
AVERAGE INCOME[1]
($117K USD)

161
LEISURE DAYS PER YEAR

69%
COLLEGE EDUCATED

Established presence and marketing channels

500
TEAM MEMBERS

130+
MARKETING EVENTS[2]

1. HGV Japan timeshare survey, current HGV owners, n=63; average income calculated using midpoint of range options provided in survey.
2. Includes established marketing locations and 2018 special events in Japan

HILTON GRAND VACATIONS

NET OWNER GROWTH CREATES A NEED FOR INVENTORY; WE HAVE A DIFFERENTIATED APPROACH


Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Growing customer value prop

Our differentiation

- Net owner growth requires us to add units
- Range of models and available deal structures allows us to acquire the right inventory to support net owner growth
- Focus on acquiring attractive inventory in strong tourist markets to continue to drive future tour demand

HILTON GRAND VACATIONS

WE'VE BUILT OUR FOOTPRINT BASED ON WHERE OUR OWNERS WANT TO BE…

We ask owners what destinations they're most likely to book[1] …	…and invested in those markets to provide new, updated properties
1 Florida	Las Palmeras ('16)
2 Hawaii	Ocean Tower ('18)
3 California	Marbrisa[2] ('11, '19)
4 South Carolina	Liberty Place ('20)
5 Las Vegas	Elara ('12)
6 New York	The Quin ('19)

Source: HGV Customer Engagement study 1. "Among the following options, in what state would you most likely book your next stay?" Selected U.S as most likely destination (N=814) . 2. 2019 addition to Marbrisa property – initial property constructed in 2011.

HILTON GRAND VACATIONS

…AND ARE IN FAST GROWING MARKETS WHERE WE CAN CONTINUE TO CREATE DEMAND

Top HGV strategic growth markets (annual visitors to market)


Las Vegas 42M


Hawaii 9M


Orlando 72M


Myrtle Beach 19M


New York 62M


D.C. 23M


DOUBLETREE
BY HILTON
Chicago 55M


Okinawa 9M

HILTON GRAND VACATIONS

Source: World Atlas, Euromonitor, varied city publications, US cities listed in descending order (excluding California) by number of HGV units and two strategic markets (Chicago and Okinawa)

OUR TOP STRATEGIC GROWTH MARKETS ARE GROWING FASTER THAN OVERALL TOURISM

Annual inbound tourists in key US markets (millions)



+4% CAGR
300
200
100
0
2012
2013
2014
2015
2016
2017

Our top markets are growing at approximately 4% annually, national tourism average is approx. 2% annual growth[1]

1.US Travel and Tourism per-person domestic trips and international arrivals. HGV locations include: US locations on previous slide (Las Vegas, Hawaii, Orlando, Myrtle Beach, New York, Washington DC and Chicago)

HILTON GRAND VACATIONS

WE HAVE CONTINUED TO INCREASE OUR CUSTOMER VALUE PROPOSITION & EXPERIENCE


Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Growing customer value prop

Our differentiation

Provided our owners with more options
Increased footprint with locations in new, global markets

Exceptional Club & Resort Mgmt.
Provide quality, consistency, and flexibility

Lifecycle engagement
Supported by investments in digital access and booking

HILTON GRAND VACATIONS

WHEN A CUSTOMER BUYS AN HGV OWNERSHIP, THEY BECOME A CLUB AND HOMEOWNERS ASSOCIATION MEMBER…


Prospective owner
HGV ownership
HGV club member
HOA member

Note: With exception of grandfathered in properties, all HGV ownership properties require club membership

HILTON GRAND VACATIONS

…WHICH HELPS THEM ACCESS ALL OF THE BENEFITS OF THEIR OWNERSHIPS AND OUR MANY FLEXIBLE VACATION OPTIONS

HGV Club offers a variety of world-class non-resort vacation options with

over 20,000 unique itineraries available



HILTON GRAND VACATIONS

Source HGV Internal Data

OUR CLUB AND RESORT BUSINESS MANAGES OUR GROWING NETWORK OF PROPERTIES ON BEHALF OF OUR OWNERS

Domestic

# of open and committed properties


40

Beach, resort and ski destinations


12

Urban destinations

International


8

HILTON GRAND VACATIONS

Note: Committed properties. Source HGV Internal Data

REVENUE FROM OUR CLUB MEMBERS COMES FROM MULTIPLE STREAMS (I/II)

Revenue realized by HGV
Supports the operations of club & resort management and benefits it provides to owners

- Annual dues
- Transaction fees
- Activation fees
- Management & brand fees

Revenue realized by HOAs
Used by HOA for maintenance, operations, and upkeep

- Maintenance fees

HILTON GRAND VACATIONS

REVENUE FROM OUR CLUB MEMBERS COMES FROM MULTIPLE STREAMS (II/II)

$48M

Annual dues
Provides owners with access to club benefits

$35M

Transaction fees
Allows owners to use points (ex: reservations, Honors point conversion)

$12M

Activation fees
Gives new owners access into the club

$40M

Management & brand fees
HGV's fee from HOA to manage resorts

Revenue realized by HGV

$360M

Maintenance fees
Used by HOA for maintenance, operations, and upkeep

HILTON GRAND VACATIONS

Source HGV Internal Data, 2017 full year performance, South Florida properties excluded; Note: Additional $20M of "Other" revenue and HOA overhead fee revenue realized by HGV not shown in circles;

WE CONSISTENTLY DELIVER A HIGH-QUALITY PRODUCT ACROSS OUR PROPERTIES

100%
"Outstanding" Quality Assurance scores
(Managed properties)

Highest QA scores in Hilton portfolio

6
Open properties

Four Diamond Award

4
Pipeline properties

Four Diamond Award

Note: 2017 QA scores used as last full year of available data

HILTON GRAND VACATIONS

OUR PROPERTIES AND TEAMS ARE RECOGNIZED EXTERNALLY FOR EXCEPTIONAL QUALITY AND PERFORMANCE


REPORT
2018 Hotel Brand Reputation Rankings: USA & Canada
ReviewPro

ReviewPro

Cornell University
School of Hotel Administration

HGV's highlights from its segment – the upper-upscale category – of the report include:

- The top spot for best overall online brand reputation
- Properties from HGV occupy the top three spots on the resort list
- The top ranking for best value and rooms
- Third highest spot for cleanliness
- A spot in the top five for service

Source: ReviewPro 2018 report.

MAINTENANCE FEE REVENUE ALLOWS US TO BUILD A VALUABLE RESERVE, CURRENTLY $171M


Real estate taxes
8%
$360M
18%
Reserve
Operating expenses
74%
Reserve fund that is not usually available to traditional hotels

Distribution of 2017 maintenance fees

$171M

Reserve as of Dec. 2017
After $40M+ investment in properties in 2017

Used for maintenance, repairs, and property upkeep
(built over multiple years)

Source: BOD presentation, note: South Florida properties excluded;

HILTON GRAND VACATIONS






IN ADDITION, WE ARE INVESTING IN EASY ONLINE BOOKING AND DIGITAL, SELF-SERVE ACCESS


Hilton Grand Vacations
Open up a World of Grand Vacations
Amazing adventures from beaches to theme parks
Elara, a Hilton Grand Vacations Club

54% of all club transactions are digital

10% Increase in digital transactions year-over-year

HILTON GRAND VACATIONS

OUR GOAL IS TO ENGAGE WITH OWNERS THROUGHOUT THEIR OWNERSHIP JOURNEY


Prospective owner
New owner
Club stays
Use points for other vacation options
Upgrades
Life change (e.g. kids)
Upgrades
Club stays
Use points for other vacation options
Transfer to kids or sell back
START
Example Ownership Journey

HILTON GRAND VACATIONS

NOG DRIVES INDUSTRY-LEADING GROWTH WHILE EMBEDDING VALUE IN THE CORE OF OUR BUSINESS


Tour demand generation
New owners
NOG VALUE CREATION CYCLE
Strategic Inventory expansion
Better customer value prop

- Drives industry-leading growth with industry-leading margins
- Embeds value in the business for the future
- Allows us to expand our footprint with the right inventory investments
- Enhances our customer value proposition, creating more demand
- Differentiated model is robust and sustains future growth

HILTON GRAND VACATIONS

CAPITAL EFFICIENT INVENTORY STRATEGY



WE UTILIZE A CAPITAL-EFFICIENT MIX OF INVENTORY SOURCING STRATEGIES

Capital efficient development deals

Fee for service
Asset always sits on partner's balance sheet

Just-in-time
Asset sits on partner's balance sheet until it is ready to be sold

Traditional development deals

Development deals
Asset sits on balance sheet from beginning of project

Inventory reacquisition
Reacquire inventory from owners when they are ready to sell

HILTON
GRAND VACATIONS

WE PARTNER WITH SOPHISTICATED INVESTORS FOR ACCESS TO UNIQUE OPPORTUNITIES AND CAPITAL

Strand Capital Group · Blackstone · ADIA · Goldman Sachs · Lantern · Centerbridge · Grand Pacific Resorts

$1.5B[1]

of capital and deal flow from partners has allowed HGV to only invest $72M in strategic opportunities, resulting in ~$6B of gross sales since 2010

(Does not include spend for developed projects)

HILTON GRAND VACATIONS

1. Represents the capital HGV would have spent if these weren't Fee-for-Service projects: estimated product cost of 25% applied to the ~$6B estimated gross volume.;



OCEAN TOWER BY HILTON GRAND VACATIONS, WAIKOLOA, HAWAII

INVENTORY STRATEGY

Our target markets

- Markets with strong year round **leisure demand** in fly and drive to locations
- Mix of urban and resort destinations
- Markets with the option for **multi-project depth**
- Areas where **current availability is limited** based on owner demand

HILTON GRAND VACATIONS


HILTON GRAND VACATIONS AT SEAWORLD, ORLANDO, FLORIDA

INVENTORY STRATEGY

Property size and attributes

- **Upscale, differentiated properties** that meet or exceed Hilton brand standards
- Variety of unit sizes with a **focus on larger,** 2+ bedroom **units**
- **Usually smaller acquisitions in new markets** to reduce risk
- **Often larger acquisitions in proven, established markets**

HILTON GRAND VACATIONS


MAGNIFICENT MILE, CHICAGO

Able to enter the market for under $10M in first year

JUST IN TIME

Access to a booming urban market with 55M annual inbound tourists

THE CRANE, BARBADOS


© 2018 Hilton Grand Vacations Inc. Proprietary

Provided owners with access to a pristine Caribbean destination

JUST IN TIME

Phased onboarding reduces time asset sits on our balance sheet

LIBERTY PLACE, CHARLESTON



Historic property in a sought-after destination

FEE FOR SERVICE/ JOINT VENTURE

Align interests and generate strong return on capital using joint venture model


HILTON LOS CABOS, MEXICO

Adds upscale, international inventory in a market we've wanted to be in for 20+ years

DEVELOPED

Further integration with Hilton at one of their finest resort properties in North America

THE QUIN, NEW YORK


the QUIN

Used capital to quickly add prime inventory in a sold out market

DEVELOPED

Builds on experience selling high-end properties in NYC


KINGS VILLAGE, HAWAII

Fully entitled, deeded property with design plans included for much faster development cycle

DEVELOPED

Incremental inventory in a market we've sold over $1BN in recent years

WHY WE USE A COMBINATION OF INVENTORY MODELS

Curate inventory

Able to select inventory in strategic markets with variety of deal types

Maximize growth

Having broad range of deal structures gives us flex to entertain more deals, more developers, and more markets to maximize NOG growth and contract sales

Efficiently deploy capital

Using capital efficient deals allows us to support more growth with less deployed capital at any one time

Grow EBITDA with strong returns

Allows us to grow EBITDA while maintaining strong returns



HILTON GRAND VACATIONS AT TUSCANY VILLAGE, ORLANDO, FLORIDA

UTILIZE VARIOUS DEAL TYPES WITH DIFFERENT RETURN PROFILES

Example: Modeled an illustrative $200M contract sales project across our three primary deal types

Developed

Just in time

Fee for service

UTILIZE VARIOUS DEAL TYPES WITH DIFFERENT RETURN PROFILES | DEVELOPED

Cumulative Adj. EBITDA ($M)



$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life

Illustrative $200M contract sales project

Cumulative Cash Flow ($M)



$60
$40
$20
$0
-$20
-$40
-$60
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life
Cash invested in project[1] :
Developed: -$60M

Developed

Cash generated ($M) & ROIC (%)



$57 M
Developed

15% - 22% ROIC

1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax

Source: HGV Internal Data.

HILTON GRAND VACATIONS

UTILIZE VARIOUS DEAL TYPES WITH DIFFERENT RETURN PROFILES | JUST IN TIME

Cumulative Adj. EBITDA ($M)


$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life

Illustrative $200M contract sales project

Cumulative Cash Flow ($M)


$60
$40
$20
$0
-$20
-$40
-$60
Cash invested in project[1] :
Developed: -$60M
JIT: -$70M
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life

- Developed
- Just in time

Cash generated ($M) & ROIC (%)


$57 M
$50 M
Developed
JIT
15% - 22%
18% - 30%
ROIC

HILTON GRAND VACATIONS

1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax

Source: HGV Internal Data.

UTILIZE VARIOUS DEAL TYPES WITH DIFFERENT RETURN PROFILES | FEE FOR SERVICE

Cumulative Adj. EBITDA ($M)


$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life

Illustrative $200M contract sales project

Cumulative Cash Flow ($M)


$60
$40
$20
$0
-$20
-$40
-$60
1 3 5 7 9 11 13 15 17 19 21 23 25
Project life
Cash invested in project[1] :
Developed: ~$60M
JIT: ~$70M
FFS: ~$3M

Developed
Just in time
Fee for service

Cash generated ($M) & ROIC (%)


$57 M
$50 M
$26 M
Developed
JIT
FFS

15% - 22% *18% - 30%* *30%+*
ROIC

1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax

Source: HGV Internal Data.

HILTON GRAND VACATIONS

WE AIM FOR A MIDPOINT TARGET RETURN OF 25% ACROSS OUR PORTFOLIO

Note: Representative

Tradeoff between EBITDA ($) and ROIC (%) depending on the deal type


Midpoint target return across portfolio of 25%
Developed
Just in time
Fee for service
EBITDA ($)
0%
10%
20%
30%
40%
ROIC (%)

Source: HGV Internal Data

HILTON GRAND VACATIONS

WE WILL DEPLOY A BALANCED MIX OF INVENTORY ACQUISITION STRATEGIES GOING FORWARD

Distribution of contract sales

	Fee for service	Developed / Just-in-time	Capital efficient
2018	50% - 55%	40% - 55%	~75%
2019	47% - 53%	47% - 53%	55% - 65%
2020	35% - 45%	55% - 65%	55% - 65%
2021	25% - 35%	65% - 75%	50% - 60%

Source: HGV Internal Data

HILTON GRAND VACATIONS

MIX OF OWNED AND CAPITAL EFFICIENT DEALS MAXIMIZES ADJUSTED EBITDA GROWTH AND MAINTAINS STRONG ROIC

Note: based on actual committed pipeline and feasibility projects



Adjusted EBITDA ($M)
600
500
400
300
2016
2017
2018
2019
2020
2021



ROIC (%)
40
35
30
25
20
15
2016
2017
2018
2019
2020
2021
2018 Outlook
2016 Investor Day Scenario

1. Implied performance based on 2016 Investor Day presentation. HGV Internal Data
2. Forecasted implied performance based on 2018 Outlook presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 - 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments [such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items] that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted.

Actual results may differ materially.

HILTON GRAND VACATIONS

INVENTORY SPEND COMMITTED TO STRATEGIC PROJECTS IN HIGH DEMAND LOCATIONS

Inventory spending ($ millions) guidance


520
315-365
50
315
375-425
50
375
375-425
50
375
2018
2019
2020
2021

Capital committed to strategic projects opening within 4 years

- Japan (Odawara – Bay Forest) 2018
- Hawaii (Ocean Tower) *2018*
- New York (Quin) *2018*
- New York (Just-in-time project) 2019
- Barbados (The Crane) *2019*
- Chicago (Magnificent Mile) *2019*
- Los Cabos *2019*
- Myrtle Beach (Ocean Enclave) *2019 (FFS, no inventory spend)*
- Hilton Head (Ocean Oak) *2019 (FFS, no inventory spend)*
- Charleston (Liberty Place) *2020 (FFS, no inventory spend)*
- Japan (Sesoko) *2021*
- Hawaii (Waikiki) *2022*

Source: Company financials

HILTON GRAND VACATIONS

INVENTORY INVESTMENTS EXPECTED TO DRIVE STRONG FUTURE RETURNS

Metrics	Years 2022 & 2023 (average) performance		
	2016 Investor Day Scenario[1]	2018 Outlook[2]	Benefit
Adjusted EBITDA	$500 - $575M	$675 - $750M	+$175M
Adjusted FCF (w/ securitization)	$275 - $350M	$425 - $500M	+$150M

1. Implied performance based on 2016 Investor Day presentation. Source: HGV Internal Data
2. Forecasted implied performance based on 2018 Outlook presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 - 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted.

Actual results may differ materially.

HILTON GRAND VACATIONS


Hilton Grand Vacations
ELARA
ELARA
ELARA BY HILTON GRAND VACATIONS, LAS VEGAS, NEVADA

KEY TAKEAWAYS ON OUR CAPITAL EFFICIENT INVENTORY STRATEGY

- Allows us to **acquire needed inventory** to support virtuous cycle of **industry leading net owner growth**
- Provides us **best access in the industry to widest range of differentiated properties** to drive owner demand and returns for investors
- Creates more **balanced cash flow profile** during growth
- Balances **EBITDA growth** with **high returns on invested capital**

HILTON
GRAND VACATIONS


RESILIENCY AND STRENGTH
THROUGH MULTIPLE CYCLES
OCEAN TOWER BY HILTON GRAND VACATIONS, WAIKOLOA, HAWAII

WE'VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE '07

Net sales through recession

5% → 13%

HGV market share (2007-2017)

Trailing 12-month sales, relative to 2007



250%
200%
150%
100%
50%
0%
2008
2010
2012
2014
2016
-3%
HGV fell 3%
HGV
Market yet to fully recover
Wyndham
Industry
Marriott
-35%
Market fell 35%

Source: Company financials. Publicly available 10K filings.

HILTON GRAND VACATIONS

CONSISTENT GROWTH DESPITE MARKET DOWNTURN



Timeshares industry sales ($B)
HGV net VOI sales ($B)[1]
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2.0
1.5
1.0
0.5
0.0
WYNDHAM VACATION OWNERSHIP 3
Vistana SIGNATURE EXPERIENCES
Holiday Inn Club Vacations 2
MARRIOTT VACATIONS WORLDWIDE
HILTON GRAND VACATIONS
Disney Vacation Club
HYATT VACATION OWNERSHIP
Market Volume Loss
$8.6
$6.3
$1.0
HGV
1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Timeshare Industry Sales Growth ($B)
HGV

1974–2007 CAGR 15%

1. Unless otherwise noted, HGV Net VOI Sales data from historical financial statements. 1992-1998 HGV Net VOI Sales estimated due to lack historic data
2. Started as orange lake resort 3. Wyndham predecessor Fairfield entered the market in 1966, but went bankrupt as the first vacation ownership company to use a point based model.
Source: ARDA; Public financials; Company reports; Source: Industry reports, internal HGV data © 2018 Hilton Grand Vacations Inc. Proprietary

WE HAVE SUCCESSFULLY CAPTURED >20% OF THE ENTIRE GROWTH OF THE TIMESHARE MARKET SINCE '09


Growth since 2009 ($B)
4
3
2
1
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
20%
HILTON
GRAND VACATIONS
80%
All other timeshare companies

Source: Industry reports, internal HGV data

HILTON
GRAND VACATIONS

HOW WE NAVIGATED 2008 VERSUS HOW THE MARKET HANDLED 2008

What HGV did

- Focused on NOG
- Built $810M of inventory to allow growth
- Increased tours to grow owner base
  - Tours +12%
  - Conversion: -1ppt
  - Transactions: +4%
  - Avg. price: -7%
- Existing, high quality base continued upgrading
  - Existing owner sales: +13%
- Managed costs effectively
  - SMG&A: -3%
  - COP: +5%
- Healthy owner base post '09, net sales only fell 3%
  - VPG: -15%

What the market did

- Were not focused on NOG
- Little inventory growth
- Chose to not increase tours to new owners
- Depleted base of existing owner sales
- Costs managed by trimming operations
- Weak owner bases post '09, net sales fell >30%

Source: HGV Internal Data

HILTON GRAND VACATIONS

OUR TOUR GROWTH AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES


Conversion rate (%)
Tours (K)
15
10
5
0
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2001 recession
Great recession
Tours
Conversion rate

Source: HGV internal data

HILTON GRAND VACATIONS

WHILE THERE ARE SOME SIMILARITIES, TIMESHARE IS A FUNDAMENTALLY DIFFERENT MODEL VS. TRADITIONAL HOTELS

Some high level similarities between timeshares and hotels…	…but fundamentals very different from the traditional hotel model
• Top timeshare companies are partnered with **leading global brands** • Deliver an **exceptional guest experience** on and off property • Offer **range of product and amenity levels** across footprint	• **Very limited exposure to volatility in asset values** - focus on selling out projects vs. long-term asset speculation • **Minimal focus on rental income** as available inventory primarily used to support sales with tour guests, then rental • **Low observed price elasticity** vs. traditional lodging • **Limited to no ongoing capital expenditures by timeshare developer –** funded in full by owners each year • **Dedicated focus on leisure travelers -** insulated from exposure to business travel

HILTON GRAND VACATIONS

OUR LAST MAJOR INVENTORY INVESTMENT PERIOD WAS $810M IN 2007-2008


Inventory spend
Acquired from Hilton during spin
Annual inventory spend ($M)
600
400
200
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
$810M total

HILTON GRAND VACATIONS

CASE STUDY | OPENED FOUR NEW PROPERTIES IN RECESSION, AND ACHIEVED ~80% SOLD BY '12[1]


Grand Waikikian
(opened 2008)
80% sold by 2012


NY West 57th Street
(opened 2009)
80% sold by 2011


Parc Soleil
(opened 2009)
80% sold by 2012


Kings Land
(opened 2008)
80% sold by 2010

1. Years after 2009 to sell 80% of units

HILTON GRAND VACATIONS

CASE STUDY | OPENED FOUR NEW PROPERTIES IN RECESSION, AND ACHIEVED ~80% SOLD BY '12[1]

Note: Parc Soleil and Kings Land opened in phases, leading to dips in % of available inventory sold

Grand Waikikian

% of inventory sold, cumulative


100
80
60
40
20
0
2008
2010
2012
2014
2016

NY West 57th Street

% of inventory sold, cumulative


100
80
60
40
20
0
2008
2010
2012
2014
2016

Parc Soleil[2]

% of inventory sold, cumulative


100
80
60
40
20
0
2008
2010
2012
2014
2016

Kings Land[2]

% of inventory sold, cumulative


100
80
60
40
20
0
2008
2010
2012
2014
2016

Unsold Inventory   Sold Inventory

1. Years after 2009 to sell 80% of units
2. Kings Land and Parc Soleil opened in phases, leading to dips in % of available inventory sold; Source: HGV Internal data

HILTON GRAND VACATIONS

WE ARE EVEN BETTER POSITIONED IN CASE OF A SLOWDOWN THAN WE WERE IN 2008


Sold packages
122K
340K
2008
2017
Hilton Honors members
23M
71M
2008
2017
Owners who have not upgraded
106K
177K
2008
2017
Default rate[1]
5.7%
4.1%
2008
2017

In addition, 2017 owner base is globally diversified

% of gross sales[2] financed down 5ppt

HILTON GRAND VACATIONS

1. Default rate as % of beginning portfolio balance;
2. % of Gross sales financed excluding 90 day loans.

NEARLY 70% OF OUR FORWARD LOOKING ADJUSTED EBITDA[1,2] IS HIGHLY PREDICTABLE


Segment adjusted EBITDA ($M)
1,000
500
2019
2020[3]
2021[3]
2022[3]
2023[3]
Segment adjusted EBITDA
10% -15%
Real estate EBITDA from new owners
15% - 20%
Rental & ancillary EBITDA
32% - 37%
Real estate and transaction EBITDA from existing owners[1]
35% - 40%
EBITDA from recurring revenue streams[2]

1. Highly predictable EBITDA from upgrades and transaction fees;
2. Contractually recurring revenue streams of financing and resort management & operations
3. Information presented is not intended to predict future events, but to provide an illustrative example of the consistency of certain contributions to our Adjusted EBITDA over multiple periods The Company is unable to provide a reconciliation of 2020 - 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially. Note: %'s based on 2023 EBITDA margin projections, recurring revenue includes financing, club & resort mgmt., and rental and ancillary, not adjusted for G&A and licensing fee;

Source: HGV Internal Data

HILTON GRAND VACATIONS

WHY WE ARE CONFIDENT IN THE FUTURE

- An **established track record** of strong net owner growth and financial performance through downturns
- A **unique inventory** sourcing model that provides us flexibility to maximize growth, acquire the right properties, and use less capital
- **Stronger foundation now** than leading into the great recession
- **70%** of our **forward Adjusted EBITDA** is **highly predictable**

HILTON GRAND VACATIONS

LUNCH

Table 1
Mark Wang
President & CEO

Table 2
Dan Mathewes
Chief Financial Officer

Table 3
Sherri Silver
Chief Marketing Officer

Table 4
Stan Soroka
Chief Customer Officer

Table 5
Dennis DeLorenzo
Chief Sales Officer

Table 6
Charles Corbin
Chief Development Officer

Table 7
Erin Day
VP Corp. Finance & Strategic Planning

Table 8
Allen Klingsick
Chief Accounting Officer

Table 9
Hannah Vazzana
SVP Corporate Strategy

Table 10
Barb Hollkamp
Chief Human Resources Officer

Table 11
Mark Laurent
VP Portfolio Services

Table 12
Kathy Angell
SVP Tax

Table 13
Rich Jackson
Chief Information Officer



WELCOME BACK

TO HGV 2018 INVESTOR DAY

HILTON GRAND VACATIONS


CAPITAL ALLOCATION STRATEGY
AND FUTURE GUIDANCE
HILTON HAWAIIAN VILLAGE, OAHU, HAWAII

WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL TO MAXIMIZE RETURNS (I/II)

INVEST IN INVENTORY / PRODUCT FOR PROFITABLE GROWTH

STRATEGIC M&A

SHARE REPURCHASES AND DIVIDENDS

HILTON GRAND VACATIONS

WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL TO MAXIMIZE RETURNS (II/II)

INVEST IN INVENTORY/ PRODUCT FOR PROFITABLE GROWTH	Average of **$375 - $425M** in investments per year over the next 3 years
STRATEGIC M&A	Active pipeline management of acquisition opportunities
SHARE REPURCHASES AND DIVIDENDS	Authorization to repurchase **$200M** of outstanding shares

Balance sheet

- Preserve liquidity and maintain conservative capital structure
- Increase flexibility to be opportunistic and growth-focused through cycles
- Maintain current credit rating and target 1.5x – 2.0x leverage[1]

1. Excludes non-recourse debt

HILTON GRAND VACATIONS

WE WILL CONTINUE TO ACTIVELY SEARCH FOR M&A OPPORTUNITIES THAT FIT OUR CRITERIA

Strategic Fit

- New market access
- Complementary to our footprint
- Access to new and proprietary leads
- Strong customer profile
- Properties meet high Hilton brand standards our owners know

+

Financial Evaluation

- Organic growth & profitability consistent with company targets
- Achieves ROIC consistent with company's long-term financial targets
- Value creation opportunity > share repurchase

HILTON GRAND VACATIONS

WE HAVE AUTHORIZED A SHARE REPURCHASE PROGRAM OF UP TO $200 MILLION

- We believe share repurchases are an important tool to provide near-term returns to shareholders
- As part of our overall capital allocation strategy we have put in place a share repurchase authorization of up to $200M
- We are authorizing the repurchase program now as we believe our shares are undervalued and represent an attractive investment opportunity
- Our capital allocation strategy will continue to balance near-term returns with long-term value creation through attractive investments in our core business

HILTON GRAND VACATIONS

WE EXPECT TO GENERATE SIGNIFICANT ADJUSTED FREE CASH FLOW AS THE BENEFITS OF THIS INVESTMENT CYCLE BEGIN TO FULLY MATERIALIZE

We can supplement adjusted free cash flow with incremental borrowings

$ million	Average for years 2022 & 23 Low[2]	High[2]
Adjusted free cash flow	425	500
Incremental debt capacity from adjusted EBITDA growth[1]	200	275
	$625	$775

Cash available for additional growth investments, M&A and shareholders each year



$425M to $500M
$200M to $275M
Adjusted free cash flow
Additional cash from leverage-neutral borrowings
$625M to $775M

1. Assumes incremental borrowing to maintain 1.5x – 2.0x target leverage based on adjusted EBITDA growth of ~$138M from 2021 to 2022-2023 average
2. Information presented is not intended to predict future events, but to provide an illustrative example of the consistency of certain contributions to our Adjusted EBITDA over multiple periods The Company is unable to provide a reconciliation of 2022 – 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; free cash flow; adjusted free cash flow; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially.

HILTON GRAND VACATIONS

OUR 2018 PERFORMANCE IS EXPECTED TO MEET OR EXCEED OUR GUIDANCE

	Guidance provided in 2018[1]	
Net income	$288M - $298M	✓
EPS, diluted	$2.94 - $3.04	✓
Adjusted EBITDA	$494M - $504M	✓
Net cash provided by operating activities	($180M) - ($150M)	✓
Adjusted free cash flow	($80M) - ($20M)	✓
Contract sales growth	10.5% - 11.5%	✓
FFS as % of contract sales	50% - 55%	✓

1. Updated guidance provided in Q3 2018

HILTON GRAND VACATIONS

WE CONTINUE TO SEE GREAT STRENGTH ACROSS THE BUSINESS


Tours ('000)
+8%
262
288
306
331
+8%
247
267
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18
# of members ('000)
+8%
230
250
269
288
+7%
284
304
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18
Contract sales ($M)
+12%
905
1,068
1,172
1,275
+12%
936
1,050
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

HILTON
GRAND VACATIONS

Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.

STRONG FUNDAMENTALS CONTINUE TO TRANSLATE TO REVENUE AND MARGIN GROWTH ACROSS BUSINESS LINES (I/II)

Real Estate


Revenue ($M)
1,000
500
0
+10%
+12%
710
841
885
947
698
784
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18


Business line margin ($M)
400
300
200
100
0
+8%
+6%
244
271
286
307
228
241
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

Business line margin (%)

29% 28% 32% 32% 33% 31%

Financing


Revenue ($M)
200
150
100
50
0
+7%
+7%
121
127
134
147
109
117
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18


Business line margin ($M)
150
100
50
0
+6%
+6%
88
95
102
104
77
82
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

73% 75% 76% 71% 71% 70%

Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.

HILTON GRAND VACATIONS

STRONG FUNDAMENTALS CONTINUE TO TRANSLATE TO REVENUE AND MARGIN GROWTH ACROSS BUSINESS LINES (II/II)

Resort & Club


Revenue ($M)
200
150
100
50
0
+12%
+7%
112
125
143
158
108
116
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18


Business line margin ($M)
150
100
50
0
+11%
+9%
83
93
107
115
76
83
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

Business line margin (%)

74% 74% 75% 73% 70% 72%

Rental & Ancillary


Revenue ($M)
200
150
100
50
0
+4%
+19%
157
164
173
179
138
164
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18


Business line margin ($M)
80
60
40
20
0
+7%
+38%
47
51
60
57
50
69
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

30% 31% 35% 32% 36% 42%

HILTON GRAND VACATIONS

Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.

IN ADDITION WE SEE STRONG GROWTH AT AN ENTERPRISE LEVEL

Revenue ($M) '14 – YTD '18


+9%
+10%
1,317
1,475
1,583
1,711
1,264
1,391
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

Adjusted EBITDA ($M) '14 – YTD '18


+5%
+11%
338
360
390
395
294
325
2014
2015
2016
2017
YTD Q3 '17
YTD Q3 '18

Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.

HILTON GRAND VACATIONS

UNDERSTANDING REVENUE RECOGNITION CHANGES

Revenue Recognition Overview

Previous Accounting Guidance - ASC 605: Revenues and direct expenses for Sales of VOIs under construction were recognized **on a percentage of completion basis**

2018					
(in millions)	Q1	Q2	Q3	9/30 YTD	FY 2018F
Adjusted EBITDA (Under ASC 605)	$95	$118	$112	$325	$427 - $437

Current Accounting Guidance – ASC 606: Revenues and direct expenses related to sales of VOIs under construction are recognized **when construction is completed**

2018					
(in millions)	Q1	Q2	Q3	9/30 YTD	FY 2018F
Adjusted EBITDA (Under ASC 606)	$62	$175	$80	$317	$494 - 504

Example of Additional Disclosures

2018 Net Deferral Impact for Projects Under Construction					
(in millions)	Q1	Q2	Q3	9/30 YTD	FY 2018F
Sales Revenue	$66	$(90)	$45	$21	$(133)
Cost of VOI Sales	(21)	19	(13)	(15)	36
Sales, Marketing, G&A Expense	(8)	11	(7)	(4)	18

Provides net impact of 1) deferrals of sales of VOIs under construction and 2) recognition of sales of VOIs in the current period that were sold and deferred in prior periods

2019 GUIDANCE

Metric	Guidance
Net income	$260M - $275M
EPS	$2.68 - $2.84
Adjusted EBITDA	$450M - $470M
Net cash provided by operating activities	$75M - $115M
Adjusted free cash flow[1]	$60M - $120M
Contract sales growth	9% - 11%
FFS as % of contract sales	48% - 54%
Construction deferral impact *(full year)*	*None expected*

Source: HGV Internal Data

HILTON GRAND VACATIONS

2021 TARGETS

	CONTRACT SALES	ADJUSTED EBITDA	ADJUSTED FCF	EPS
2021	$1.9-2.0B	$560-590M	$250-300M	$3.40-3.50
'18-'21 CAGR	▲ + 9-12%	▲ + 9-12%	▲ N/A	▲ + 11-13%

Note: No anticipated impact from deferrals. Information presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 - 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted.
Actual results may differ materially.

HILTON GRAND VACATIONS



GRAND ISLANDER BY HILTON GRAND VACATIONS, HONOLULU, HAWAII

CAPITAL AND FINANCIAL POLICY

- Increase in credit facility, from $400M to $1BN
  - Revolving credit facility from $200M to $800M
  - Term Loan A of $200M
- Total leverage of 1.3x and net leverage of 0.9x[1] as of September 30, 2018
- Attractive weighted average cost of debt of 5.1%[2]
- Adequate pro forma liquidity position with ~$900M in liquidity (between unrestricted cash and undrawn revolver capacity)

1. Total debt and net debt excludes non-recourse financing; 2. Weighted average cost of debt excludes non-recourse securitized debt;

HILTON GRAND VACATIONS

CAPITAL AND FINANCIAL POLICY

46% Floating rate and freely payable

54% Fixed rate and callable in 2021

Pro forma maturity schedule ($M)[1]



$300
$200
$100
$0
Weighted average term: 5.5 yrs²
$255
$300
Floating
Fixed
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

1. Excludes impact of non-recourse debt; 2. WAM calculated as of 12/21/2018

HILTON GRAND VACATIONS


Q & A

APPENDIX



HILTON HAWAIIAN VILLAGE, OAHU, HAWAII

THREE REVENUE STREAMS ARE HIGHLY PREDICTABLE AND/OR CONTRACTUAL, ACTING AS EMBEDDED SOURCES OF VALUE (I/II)

Real Estate

We predictably sell upgrades to our existing owners – the value of these real upgrades is embedded real estate value

Financing

The interest on existing loans and predicted interest on upgrades acts as a source of embedded finance value

Club & Resort Mgmt.

Each new owner pays club dues, transaction fees, and resort management fees for the length of their ownership

Rental & Ancillary

Source: Internal HGV data

HILTON GRAND VACATIONS

INVENTORY SPEND AND SALES DATE DETAIL

Project	Inventory spend '18-'23	Sales start date
Hawaii (Ocean Tower)	$110 - $130M	Already selling
Japan (Odawara – Bay Forest)	$4-5M	Already selling
Hawaii (Ocean Tower)	$110 - $130M	Already selling
New York (Quin)	$210 - $230M	2019 H2
New York (*Just-in-time project*)	$180 - $200M	2019 H1
Barbados (The Crane)	$40 - $60M	Already selling
Chicago (Magnificent Mile)	$40 - $60M	2019 H2
Los Cabos	$5 - $15M	2019 H2
Myrtle Beach (Ocean Enclave)	*None (FFS deal)*	Already selling
Hilton Head (Ocean Oak)	*None (FFS deal)*	Already selling
Charleston (Liberty Place)	*None (FFS deal)*	2019 H1
Japan (Sesoko)	$130 - $150M	2021 H1
Hawaii (Kings Village)	$350 - $370M	2020 H2

Source: HGV Internal Data

HILTON GRAND VACATIONS

OUTLOOK ADJUSTED EBITDA RECONCILIATION

	2018E	
(in millions)	Low Case	High Case
Segment adjusted EBITDA[1]	676	684
General and administrative	89	87
License fee expense	97	99
Adjusted EBITDA from unconsolidated affiliate	(4)	(6)
Adjusted EBITDA[1]	494	504
Share based comp	17	17
Other items[2]	13	15
EBITDA	464	472
Interest expense	31	29
Depreciation and amortization	34	32
Interest expense and depreciation and amortization from unconsolidated affiliates	5	5
Income tax expense	106	108
Net income	288	298
Cash flow from operating activities	(180)	(150)
Non-inventory capex[3]	(60)	(50)
Free cash flow	(240)	(200)
Net proceeds from securitization activity	160	180
Adjusted free cash flow	(80)	(20)
Net deferral impact	(67)	(67)

1. Includes deferred revenue from sales of VOIs for a project under construction in 2017 to be recognized in 2018 due to the adoption of ASC606.
2. Represents adjustments for one-time public company costs.
3. Inventory spending, which is included in cash flow from operating activities, is projected to be between $490 million and $510 million.

HILTON GRAND VACATIONS

OUTLOOK ADJUSTED FREE CASH FLOW RECONCILIATION

(in millions)	2019B	
	2019 Low	2019 High
Net cash provided by Operating activities	$75	$115
Less:		
Non-inventory capital expenses	(60)	(50)
Add:		
Non-recourse debt financing activity	45	55
Adjusted Free Cash Flow	$60	$120

HILTON GRAND VACATIONS

HISTORICAL ADJUSTED EBITDA RECONCILIATION

	For the year ending 12/31							
(in millions)	2014[1]	2015[1]	2016[1]	2017[1]	2018F[1] (low)	2018F[1] (high)	2019B (low)	2019B (high)
Total revenues	$1,317	$1,475	$1,583	$1,711	$1,887	$1,904	$1,912	$1,947
Net income	167	174	168	327	239	247	260	275
Interest expense	36	29	29	27	31	29	30	27
Income tax expense (benefit)	113	118	125	(16)	88	92	97	103
Depreciation and amortization	18	22	24	29	34	32	42	39
Interest expense, depreciation, and amortization included in equity in earnings from unconsolidated affiliate	-	-	-	3	5	5	1	2
EBITDA[2]	$334	$343	$346	$370	397	405	430	446
(Gain)/loss on foreign currency translation	2	-	-	-	-	-	-	-
Other (gain)/loss	(5)	-	1	-	-	-	-	-
Share-based compensation expense	4	13	8	15	17	17	18	20
Other adjustment items	3	4	35	10	13	15	2	4
Adjusted EBITDA[2]	$338	$360	$390	$395	427	437	450	470
Cash flow from operations[3]	214	165	190	356	(180)	(150)	75	115
Non-inventory capital expenditures	(17)	(18)	(34)	(47)	(60)	(50)	(60)	(50)
Free cash flow	$197	$147	$156	$309	(240)	(200)	15	65

1. All figures ASC 605
2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton
3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flowsDisclaimer: Past performance does not necessarily predict future results

HILTON GRAND VACATIONS

HISTORICAL ADJUSTED EBITDA RECONCILIATION

	ASC 605				ASC 606			
(in millions)	Q1 2018	Q2 2018	Q3 2018	YTD 2018	Q1 2018	Q2 2018	Q3 2018	YTD 2018
Net income	$ 54	$ 65	$ 64	$ 183	$ 30	$ 107	$ 41	$ 178
Interest expense	7	8	7	22	7	8	7	22
Income tax expense (benefit)	19	25	24	68	10	39	15	64
Depreciation and amortization	8	8	9	25	8	8	9	25
Interest expense, depreciation, and amortization included in equity in earnings from unconsolidated affiliate	1	1	1	3	1	1	1	3
EBITDA	89	107	105	301	56	163	73	292
(Gain)/loss on foreign currency translation	–	–	–	–	–	–	–	–
Other (gain)/loss	1	(1)	1	1	1	(1)	1	1
Share-based compensation expense	3	5	5	13	3	5	5	13
Other adjustment items	2	7	1	10	2	8	1	11
Adjusted EBITDA[1]	$ 95	$ 118	$ 112	$ 325	$ 62	$ 175	$ 80	$ 317

1. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton

HILTON GRAND VACATIONS

HISTORICAL ADJUSTED EBITDA RECONCILIATION

	For the year ending 12/31		
(in millions)	2011[1]	2012[1]	2013[1]
Total revenues	$1,007	$1,172	$1,224
Net income	73	118	128
Interest expense	53	45	48
Income tax expense	53	82	90
Depreciation and amortization	31	11	16
EBITDA[2]	210	256	282
Gain on debt extinguishment	-	-	(22)
(Gain)/loss on foreign currency translation	(1)	3	5
Share-based compensation expense	-	1	22
Other adjustment items	4	-	12
Adjusted EBITDA[2]	213	260	299

1. All figures ASC 605
2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton

Disclaimer: Past performance does not necessarily predict future results

HILTON GRAND VACATIONS

LTM SALES AND SEGMENT ADJUSTED EBITDA RECONCILIATION (I/II)

	For the year ending 12/31			
$ millions	2016[1]	2017[1]	2018F[1]	2019B
Contract Sales			1,423	1,561
Fee-for Service Sales			751	774
Owned Sales			672	787
Business Lines				
Real Estate Revenues				
Sale of VOIs, Net	508	548	644	707
Sales, marketing, brand and other fees	499	544	565	597
Expenses				
Cost of VOI Sales	(152)	(148)	(177)	(176)
Sales and marketing	(605)	(663)	(724)	(795)
Restructuring and one-time spin related costs	3	-	1	1
Intersegment Eliminations	(23)	(30)	(32)	(41)
Share-based compensation add back	2	2	4	5
Contribution to Segment Adjusted EBITDA	$232	$253	$281	$298
Financing Revenues				
Financing Revenues	136	147	158	172
Expenses				
Financing Expenses	(32)	(43)	(50)	(59)
Other Adj Items	-	2	1	(1)
Share-based compensation addback	-	-	-	-
Contribution to Segment Adjusted EBITDA	$104	$106	$109	$112

1. All figures ASC 605

Past performance does not necessarily predict future results

HILTON GRAND VACATIONS

LTM SALES AND SEGMENT ADJUSTED EBITDA RECONCILIATION (II/II)

	For the year ending 12/31			
$ millions	2016[1]	2017[1]	2018F[1]	2019B
Contract Sales			1,423	1,561
Fee-for Service Sales			751	774
Owned Sales			672	787
Business Lines				
Club and Resort Management Revenues				
Club and resort management revenues	143	158	173	185
Expenses				
Club and resort management expenses	(36)	(43)	(53)	(55)
Intersegment Eliminations	(2)	-	-	-
Other Adj Items	-	-	1	1
Share-based compensation addback	-	1	1	1
Contribution to Segment Adjusted EBITDA	$105	$116	$122	$132
Rental and Ancillary Revenues				
Rental and ancillary services revenues	173	179	212	228
Intersegment Eliminations	23	30	32	41
Expenses				
Rental and ancillary services expense	(113)	(122)	(138)	(158)
Other Adj Items	-	-	1	-
Share-based compensation addback	1	1	1	2
Contribution to Segment Adjusted EBITDA	$84	$88	$108	$113
Total Segment Adjusted EBITDA	$525	$563	$620	$655

1. All figures ASC 605

Past performance does not necessarily predict future results

HILTON GRAND VACATIONS

HISTORICAL REAL ESTATE MARGIN RECONCILIATION

	For the year ending 12/31				Nine Months Ended	
(in millions)	2014[1]	2015[1]	2016[1]	2017[1]	Q3 2017[1]	Q3 2018[1]
Sales of VOIs, net	$520	$492	$508	$548	$406	$457
Sales, Marketing, Brand, & other fees	300	457	499	544	401	427
Less:						
Marketing Revenue and other fees	(110)	(108)	(122)	(145)	(109)	(100)
Sales Revenue	710	841	885	947	698	784
Less:						
Cost of VOI Sales	(126)	(173)	(152)	(148)	(107)	(125)
Sales and marketing expense, net	(340)	(397)	(447)	(492)	(363)	(418)
Real Estate margin	$244	$271	$286	$307	$228	$241

1. All figures ASC 605

Past performance does not necessarily predict future results

HILTON GRAND VACATIONS

HISTORICAL CONTRACT SALES RECONCILIATION

	For the year ending 12/31					Nine Months Ended	
(in millions)	2014[1]	2015[1]	2016[1]	2017[1]	2018F	Q3 2017[1]	Q3 2018[1]
Sales of VOIs, net	$520	$492	$508	$548	$644	$406	$457
Adjustments:							
Fee-for-service sales[2]	351	611	657	694	751	508	574
Loan loss provision	35	39	49	58	70	45	50
Reportability and other[3]	(1)	(74)	(42)	(25)	(42)	(23)	(31)
Contract Sales	$905	$1,068	$1,172	$1,275	$1,423	$936	$1,050

1. All figures ASC 605
2. Represents contract sales from fee-for-service properties on which we earn commissions and brand fees.
3. Includes adjustments for revenue recognition, including percentage-of-completion deferrals and amounts in rescission, and sales incentives, as well as adjustments related to granting credit to customers for their existing ownership when upgrading into fee-for-service projects.

Disclaimer: Past performance does not necessarily predict future results

HILTON GRAND VACATIONS